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                                                                    EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS




Board of Directors
Claire's Stores, Inc.

         We consent to the use of our report, incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the prospectus.

                                           KPMG Peat Marwick LLP


Fort Lauderdale, Florida
July 6, 1998